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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 4, 2003



                           SOUTHSIDE BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                      TEXAS
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                     0-12247
                            (COMMISSION FILE NUMBER)

                                   75-1848732
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 1201 S. BECKHAM
                                  TYLER, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      75701
                                   (ZIP CODE)

                                 (903) 531-7111
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

On September 4, 2003 Southside Bancshares, Inc. issued a press release regarding the redemption of Southside Capital Trust I. A copy of the press release is attached hereto as exhibit 99.1 and the press release is incorporated by reference into this Item 5. The foregoing description of the press release is qualified in its entirety by reference to the exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

         The following exhibit is filed herewith:

EXHIBIT NO.                DESCRIPTION OF EXHIBIT

   99.1 Press Release dated September 4, 2003 with respect to the Registrant's redemption of Southside Capital Trust I.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SOUTHSIDE BANCSHARES, INC.

Date:  September 4, 2003                   By: /s/ Lee R. Gibson
                                               --------------------------------
                                               Lee R. Gibson
                                               Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
------            ----------------------
 99.1             Press Release dated September 4, 2003 with respect to the
                  Registrant's redemption of Southside Capital Trust I.